EXHIBIT 99.1

                                 August 20, 2004

Mr. James A. Meer
Vice President/Chief Financial Officer
Pharmos Corporation
99 Wood Avenue South, Suite 311
Iselin, NJ 08830

            Re:   Placement Agent Agreement:
                  August 2004 Pharmos Shelf Placement

Dear Mr. Meer:

The purpose of this letter agreement (the "Agreement") is to set forth the terms and conditions pursuant to which Rodman & Renshaw, Inc. ("R&R") and Harris Nesbitt Corp. ("HN," and together with "R&R," each also a "Placement Agent" and collectively, the "Placement Agents") shall serve as co-lead placement agents in connection with the proposed public offering (the "Offering") of common stock (the "Securities") of Pharmos Corporation (the "Company") pursuant to the Company's existing effective shelf registration statement, as amended, file no. 333-110578 (the "Registration Statement"). The terms of such Offering and the Securities shall be as agreed to between the Company and the purchasers; provided, that the aggregate public offering price of the Offering shall not exceed $16,750,000 and that the price per share of the Company's common stock sold in the Offering shall not be lower than $3.00.

      Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

      1. Appointment. Subject to the terms and conditions of this Agreement hereinafter set forth, the Company hereby retains the Placement Agents, and the Placement Agents hereby agree to act as the Company's exclusive co-placement agents in connection with the Offering. The Company expressly acknowledges and agrees that the Placement Agent's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by any of the Placement Agents to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agents with respect to securing any other financing on behalf of the Company.

      2. Fees and Compensation. In consideration of the services rendered by the Placement Agents in connection with the Offering, the Company agrees to pay to the each of the Placement Agents the following: (a) a non-accountable expense allowance of


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up to $10,000 and (b) a cash fee equal to 6% of the gross offering proceeds introduced by such respective Placement Agent to the Company.:

      All fees payable hereunder shall be paid to the Placement Agents out of an attorney escrow account at the closing or by such other means acceptable to the Placement Agents.

      3. Terms of Retention. (a) Unless extended or terminated in writing by the parties hereto in accordance with the provisions hereof, this Agreement shall remain in effect until the Termination Date of September 1, 2004 unless earlier terminated by either party hereto by five (5) days' prior written notice to the other party.

      (b) Notwithstanding anything herein to the contrary, the obligation to pay the Fees and Compensation and Expenses described in Section 2 actually earned by each of the Placement Agents for closings that occurred prior to expiration or termination of this Agreement, if any, and the provisions of paragraphs 2, 5, and 8 of Exhibit A and all of Exhibit B and Exhibit C attached hereto, each of which exhibits is incorporated herein by reference, shall survive any termination or expiration of the Agreement.

      4. Information. The Company recognizes and confirms that in completing its engagement hereunder, the Placement Agents will be using and relying solely on publicly available information and on data, material and other information furnished to the Placement Agents by the Company or the Company's affiliates and agents. It is understood and agreed that in performing under this engagement, the Placement Agents will rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished. Notwithstanding the foregoing, it is understood that the Placement Agents will conduct a due diligence investigation of the Company and the Company will cooperate in all respects with such investigation as a condition of the Placement Agent's obligations hereunder.

      5. Registration. The Company represents and warrants to the Placement Agents that (i) the Registration Statement has been declared effective by the SEC, and the Company has no knowledge of any action or contemplated action by the SEC or any other regulatory authority with jurisdiction to issue any stop order or otherwise suspend the effectiveness of such Registration Statement;
(ii) the Registration Statement (including any documents incorporated therein by reference) does not contain any misstatement of any material fact concerning the Company or omit to state any material fact which, in light of the circumstances under which it was made, would cause any of the statements of fact contained therein to be misleading; (iii) the Registration Statement complies as to form and substance in all material respects with the Securities Act of 1933, as amended. From time to time in connection with any particular sale of Securities, the Company will, at its own expense, amend or supplement the Registration Statement in


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order that the foregoing representation remain complete and accurate; and obtain any registration or qualification required to sell any Securities under the Blue Sky laws of any applicable jurisdictions, as reasonably requested by R&R, and shall pay any filing fees required by NASD Regulation, Inc. in connection with their review of the terms of this Agreement, if so required.

      6. No General Solicitation. The Securities will be offered only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising in any form will be used in connection with the offering of the Securities. From and after the execution of this Agreement until the completion of the Offering, the Company shall pre-clear any proposed press release which mentions this Agreement or the Offering with the Placement Agents.

      7. Closing. The closing of the sale of the Securities shall be subject to customary closing conditions, including the provision by the Company to the Placement Agents of officers' certificates and, if requested, opinions of counsel.

      8. Miscellaneous. This Agreement together with the attached Exhibits A through C constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.

      If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

      We appreciate this opportunity to be of service and are looking forward to working with you on this matter.

                                            Very truly yours,

                                            RODMAN & RENSHAW, INC.


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            HARRIS NESBITT CORP..


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

Agreed to and accepted as of
the date first written above:

PHARMOS CORPORATION


By:
   -------------------------------
Name:
Title:

                                                                       EXHIBIT A

                          STANDARD TERMS AND CONDITIONS

      1. The Company shall promptly provide the Placement Agents with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by the Placement Agents, which information shall be complete and accurate in all material respects at the time furnished.

      2. The Placement Agents shall keep all information obtained from the Company strictly confidential except: (a) information which is otherwise publicly available, or previously known to, or obtained by any of the Placement Agents independently of the Company and without breach of the Placement Agents' agreement with the Company; (b) each of the Placement Agents may disclose such information to its employees and attorneys, and to its other advisors and financial sources on a need to know basis only and shall use best efforts to ensure that all such employees, attorneys, advisors and financial sources will keep such information strictly confidential; and (c) pursuant to any order of a court of competent jurisdiction or other governmental body (including any subpena) or as may otherwise be required by law.

      3. The Company recognizes that in order for the Placement Agents to perform properly its obligations in a professional manner, it is necessary that each of the Placement Agents be informed of and, to the extent practicable, participate in meetings and discussions between the Company and any prospective purchaser of the securities, relating to the matters covered by the terms of the Placement Agents' engagement.

      4. The Company agrees that any report or opinion, oral or written, delivered to it by any of the Placement Agents is prepared solely for the Company's confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person without the written consent the Placement Agent who prepared such report or opinion, except as may be required by applicable law or regulation.

      5. No fee payable to the Placment Agents pursuant to any other agreement with the Company or payable by the Company to any agent, lender or investor shall reduce or otherwise affect any fee payable by the Company to either the Placement Agents hereunder. If any of the Placement Agents engage any other broker-dealer or other finder to assist any such Placement Agent in the placement of the Offering, then the fees of such other broker-dealer or finder shall be paid by the Placement Agent who engaged such broker-dealer or finder.

      6. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of
(i) the Company's certificate of incorporation or by-laws or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound.

      7. Nothing contained in this Agreement shall be construed to place, on the one hand, the Placement Agents, and, on the other hand, the Company in the relationship of partners or joint venturers. Neither the Placement Agents nor the Company shall represent itself as the agent or legal representative of the other for any purpose whatsoever nor shall either have the power to obligate or bind the other in any manner whatsoever. Each of the Placement Agents, in performing its services hereunder, shall at all times be an independent contractor to the Company.

      8. This Agreement has been and is made solely for the benefit of the Placement Agents and the Company and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in this Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not party to such Agreement, other than as set forth in this paragraph.

      9. The rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the Placement Agents, if assignment is requested by the Company, and by the Company, if assignment is requested by any of the Placement Agents, and any other purported assignment shall be null and void.

      10. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, or sent by a recognized overnight courier service such as Federal Express, via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

                 To the Company:

                 James A. Meer
                 Pharmos Corporation
                 99 Wood Avenue South, Suite 311
                 Iselin, NJ 08830
                 Telephone: (732) 452-9556
                 Facsimile: (732) 452-9557

                 To R&R:

                 Rodman & Renshaw, Inc.
                 1250 Broadway, 14th Floor
                 New York, NY 10001
                 Attention: John Borer
                 Facsimile: (212) 760-1080


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                 To HN:

                 Harris Hesbitt Corp.
                 111 West Monroe, 10th Floor E.
                 Chicago, Illinois  60603
                 Attention: Michael Ward
                 Facsimile: (312) 461-7161

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

                                                                       EXHIBIT B

                                 INDEMNIFICATION

      The Company agrees that it shall indemnify and hold harmless, each of the Placement Agents, its respective stockholders, directors, officers, employees, agents, affiliates and controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, each as amended (any and all of whom are referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, or expenses, and all actions in respect thereof (including, but not limited to, all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation, preparation, defense or settlement of any claim, action or proceeding, whether or not resulting in any liability), incurred by an Indemnified Party: (a) arising out of, or in connection with, any actions taken or omitted to be taken by the Company, its affiliates, employees or agents, or any untrue statement or alleged untrue statement of a material fact contained in any of the financial or other information contained in the Registration Statement and/or final prospectus furnished to the Placement Agents by or on behalf of the Company or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (b) with respect to, caused by, or otherwise arising out of any transaction contemplated by the Agreement or any of the Placement Agent's performance of the services contemplated hereunder; provided, however, the Company will not be liable under clause (b) hereof to the extent, and only to the extent, that any loss, claim, damage, liability or expense is finally judicially determined to have resulted primarily from the gross negligence or bad faith in performing such services by any Placement Agent.

      If the indemnification provided for herein is conclusively determined (by an entry of final judgment by a court of competent jurisdiction and the expiration of the time or denial of the right to appeal) to be unavailable or insufficient to hold any Indemnified Party harmless in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amounts paid or payable by such Indemnified Party in such proportion as is appropriate and equitable under all circumstances taking into account the relative benefits received by the Company on the one hand and the Placement Agents on the other, from the transaction or proposed transaction under the Agreement or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Placement Agents on the other, but also the relative fault of the Company and the Placement Agents; provided, however, in no event shall the aggregate contribution of the Placement Agents and/or any Indemnified Party be in excess of the net compensation actually received by the Placement Agents and/or such Indemnified Party pursuant to this Agreement.

      The Company shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could have been sought by such Indemnified Party hereunder (whether or not such Indemnified Party is a party thereto), unless such consent or termination includes an express unconditional release of such Indemnified Party, reasonably satisfactory in form and substance to such Indemnified Party, from all losses, claims, damages, liabilities or expenses arising out of such action, claim, suit or proceeding.

      In the event any Indemnified Party shall incur any expenses covered by this Exhibit B, the Company shall reimburse the Indemnified Party for such covered expenses within ten (10) business days of the Indemnified Party's delivery to the Company of an invoice therefor, with receipts attached. Such obligation of the Company to so advance funds may be conditioned upon the Company's receipt of a written undertaking from the Indemnified Party to repay such amounts within ten (10) business days after a final, non-appealable judicial determination that such Indemnified Party was not entitled to indemnification hereunder.

      The foregoing indemnification and contribution provisions are not in lieu of, but in addition to, any rights which any Indemnified Party may have at common law hereunder or otherwise, and shall remain in full force and effect following the expiration or termination of the engagement of the Placement Agents under this Agreement and shall be binding on any successors or assigns of the Company and successors or assigns to all or substantially all of the Company's business or assets.

                                                                       EXHIBIT C

                                  JURISDICTION

      The Company and each of the Placement Agents each hereby irrevocably: (a) submits to the jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for the purposes of any suit, action or other proceeding arising out of the Agreement between the Company on the one hand and the Placement Agents on the other which is brought by or against the Company or the Placement Agents; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and
(c) to the extent that the Company or the Placement Agents has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company and the Placement Agents each hereby waives, to the fullest extent permitted by law, such immunity. The prevailing party in any litigation respecting this Agreement shall be entitled to an award of its costs, including reasonable attorneys' fees, in connection therewith.

      The Company and the Placement Agents each waives, and agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that: (a) it is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to it or its property; (c) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper; or (e) this Agreement may not be enforced in or by any such court.

      Any process against the Company or any of the Placement Agents in, or in connection with, any suit, action or proceeding filed in the United States District Court for the Southern District of New York or any other court of the State of New York, arising out of or relating to this Agreement or any transaction or agreement contemplated hereby, may be served personally, or by first class mail or overnight courier (with the same effect as though served personally) addressed to the party being served at the address set forth in the Agreement among the Company and the Placement Agents.

      Nothing in these provisions shall affect any party's right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to agreements entered into and wholly performed within such State.